UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 3, 2017
Date of Report (Date of earliest event reported)

PERKINS OIL & GAS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-207383	33-1229553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17330 Preston Road, #200D Dallas, TX		75252
(Address of principal executive offices)		(Postal Code)

(201) 730-6454
Registrant’s telephone number, including area code

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

This Amendment No. 1 to Form 8-K dated February 3, 2017 is being filed by Perkins Oil & Gas Inc. (the “Company”) to provide additional information that was omitted from the original 8-K as set forth below in 5.02.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

In addition to being named as Director and CEO of the Company, Mr. Sonny Limbo Arandia was also appointed as Secretary and CFO/Treasurer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINS OIL & GAS INC.

DATE: April 21, 2017

By:	/s/ Sonny Limbo Arandia
Name:	Sonny Limbo Arandia
Title:	Chief Executive Officer

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